                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ended
December 31, 2002, of Synagro Technologies, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Paul Withrow, certify that, to the best of my knowledge, the Report fairly presents, in all material respects, the financial condition and results of operations of the Company and that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.


                                                /s/ J. Paul Withrow
                                                -------------------------------
                                                J. Paul Withrow,
                                                Chief Financial Officer
                                                March 21, 2003